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Exhibit 99.9

HALO Industries, Inc.
December 2001

Case #01-10000 (HALO Industries DIP)

Exhibit A—Consolidated HALO DIP

MOR#1—Cash Receipts & Disbursements

In re HALO Industries, Inc.	Case No. 01-10000
Debtor	Reporting Period: Dec. 2001

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

        Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH—ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS
NET CASH FLOW (RECEIPTS LESS DISBURSEMENT)
CASH—END OF MONTH
*
COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

FORM MOR-1
(9/99)

See Exhibit "A"

	Actual December	Budget December	Variance Fav/(Unfav)
HALO INDUSTRIES—DIP CASH FLOW PROJECTION FOR THE WEEK ENDING
CASH RECEIPTS	20,610	19,116	1,494

CASH REQUIREMENTS
PRODUCT	11,914	11,639	(275)
SUPPLIER DEPOSIT	—	—	—
PREPAYMENTS	—	—	—
SELLING EXPENSE
COMMISSIONS	1,615	2,294	678
WAGES	495	462	(33)
SEVERANCE	—	—	—
PAYROLL TAX	66	165	100
SALES ASST.	—	—	—
SAMPLE EXPENSE	71	76	5
MARKETING EXP	5	—	(5)
CATALOGS	35	143	108
ADVERTISING	8	14	6
AUTOMOBILE	—	3	3
TRAVEL	—	22	22
MEALS & ENT.	—	2	2
PROMOTION & BUS. EXP.	4	—	(4)
EXHIBITS & SHOWS	4	40	36
NATIONAL MEETING EXP.	—	4	4
REGIONAL EXP MEETING	—	—	—
REBATE, ROYALTIES & REFUNDS	290	148	(142)
RECRUITING EXPENSE	—	2	2
TELEMARKETING	—	2	2

TOTAL SELLING	2,593	3,376	783

G&A EXPENSES
WAGES	1,308	1,213	(95)
WAGES — SEVERANCE	229	47	(182)
RETENTION BONUS	294	125	(169)
TEMP HELP	99	30	(69)
SALARY — OTHER	—	—	—
PAYROLL TAXES	98	83	(15)
EMPLOYEE BONUS	2	—	(2)
EDUCATION/TRAINING	—	6	6
401K EXP	—	16	16
GROUP INSURANCE	47	—	(47)
SELF INSURANCE CLAIMS	473	187	(286)
LIFE INSURANCE	—	—	—
OTHER EMPLOYEE BENEFITS	—	—	—
TRAVEL	44	36	(9)
M&E	16	15	(1)
AUTO EXP	—	1	1
RENT EXPENSE	439	—	(439)
RENT ADD ON EXP	17	—	(17)
UTILITIES	25	7	(18)
R&M & CAP EX	25	6	(20)
ALARM SERVICE	2	—	(2)
MOVING EXP	92	50	(42)
EQUIP RENTAL	30	—	(30)
REAL ESTATE TAXES	—	—	—
TELEPHONE	85	117	32
TELEPHONE REPAIRS	3	3	(0)
FREIGHT HOUSE	112	66	(46)
POSTAGE	19	14	(5)
COLLECTION EXP	—	5	5
BANK/CREDIT CARD FEES	3	110	107
OFFICE EXP	23	52	29
PRINTING/STATIONARY	7	22	15
DUES & SUBS	3	6	2
DATA LINES	—	39	39

COMPUTER SUPPLIES	10	5	(5)
COMPUTER SUPPORT	24	10	(14)
OFFICE SUPPLIES	23	10	(14)
ART SUPPLIES	0	16	16
SHOP SUPPLIES	—	0	0
SHIPPING SUPPLIES	3	12	9
PROFESSIONAL FEES	1,644	293	(1,351)
GEN LIAB & PROPERTY	—	—	—
PUBLIC COMPANY EXPENSES	—	52	52
BUS LICENSES & FEES	28	30	2
USE TAX	—	1	1
TAX PENALTIES	0	10	10
SALES TAX	208	—	(208)
CONTRIBUTIONS	—	0	0
INTEREST	225	148	(77)
MISCELLANEOUS	10	18	8
MANAGEMENT FEE/(RECEIPT)	(475)	—	475

TOTAL G&A	5,197	2,861	(2,336)

TOTAL CASH DISBURSEMENTS	19,705	17,876	(1,829)

NET CASH FLOW	905	1,240	(335)

HALO Industries, Inc.
December 2001

Case #01-10000 (HALO Industries DIP)

Exhibit E—Consolidated Statement of Operations (MOR#2)

HALO DIP
STATEMENT OF OPERATIONS
(Income Statement)
December 31, 2001

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$15,327,608	$83,885,837
Less: Returns and Allowances	—	(83)
Net Revenue	$15,327,608	$83,885,753
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	10,834,159	61,343,286
Gross Profit	4,493,448	22,542,468
OPERATING EXPENSES
Advertising	(104)	108,319
Auto and Truck Expenses	30,394	35,631
Bad Debts	6,396	278,867
Contributions
Employee Benefits Programs	110,989	1,109,723
Insider Compensation*	2,896,226	15,719,117
Insurance	2,192	347,580
Management Fee/Bonuses	201,734	415,141
Office Expense	61,145	245,198
Pension & Profit Sharing Plans
Repairs and Maintenance	59,214	355,086
Rent and Lease Expense	(262,818)	4,121,659
Salaries/Commission/Fees	1,882,931	7,584,701
Supplies	76,125	329,315
Taxes — Payroll	82,468	446,615
Taxes — Real Estate
Taxes — Other	45,932	234,229
Travel and Entertainment	53,638	506,008
Utilities	79,892	306,390
Other (attach schedule)	10,816,495	11,216,412
Total Operating Expenses Before Depreciation	16,142,849	43,359,990
Depreciation/Depletion/Amortization	401,461	2,281,484
Net Profit (Loss) Before Other Income & Expenses	(12,050,861)	(23,099,007)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	5,735	(91,709)
Interest Expense	738,513	2,458,510
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	(11,306,613)	(20,732,206)
REORGANIZATION ITEMS
Professional Fees	1,841,618	5,428,119
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	(600)
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	1,841,618	5,427,519
Income Taxes	—	—
Net Profit (Loss)	$(13,148,231)	$(26,159,724)

* "Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
STATEMENT OF OPERATIONS — continuation sheet
December 31, 2001

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	—	27,216
Sample amortization	83,013	415,738
Marketing	—	—
Catalogs	4,872,685	5,116,353
Promotion and business development	(3,990)	15,882
Exhibit & show expenses	20,995	105,361
National meeting expense	—	—
Regional meeting expense	3,500	3,500
Royalty fees	27,527	175,045
Recruiting expense	—	—
Telemarketing — phone	1,022	1,188
Other selling expenses	—	(1)
Intercompany Selling Expense	—	—
Telephone / facsimile	547,102	1,388,647
Postage and freight	102,138	683,772
Bank fees / credit card charges	95,542	492,438
Computer expenses	27,761	103,413
Public company expenses	37,000	259,409
Other	5,414,701	4,667,021
Allocation Exp	(412,500)	(2,238,571)

Total Other	10,816,495	11,216,412

HALO Industries, Inc.
December 2001

Case #01-10000 (HALO Industries DIP)

Exhibit F—Consolidated Balance Sheet (MOR#3)

HALO DIP
BALANCE SHEET
December 31, 2001

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	(3,820,477)	1,207,623
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	44,577,371	47,810,047
Notes Receivable	—	—
Inventories	11,140,187	12,658,204
Prepaid Expenses	3,993,925	7,755,134
Professional Retainers
Other Current Assets (attach schedule)	193,873,481	192,206,777
TOTAL CURRENT ASSETS	$249,764,487	$261,637,784
PROPERTY AND EQUIPMENT
Real Property and Improvements	294,650	3,942,889
Machinery and Equipment	17,384,105	16,998,197
Furniture, Fixtures and Office Equipment	5,890,433	9,717,576
Leasehold Improvements	2,694,729	4,153,447
Vehicles	56,679	77,208
Less Accumulated Depreciation	(14,101,565)	(16,663,533)
TOTAL PROPERTY & EQUIPMENT	$12,219,031	$18,225,785
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	231,865,693	233,583,342
TOTAL OTHER ASSETS	$231,865,693	$233,583,342
TOTAL ASSETS	$493,849,211	$513,446,911
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	930,548	27,060,128
Taxes Payable (refer to FORM MOR-4)	(11,164,313)	(11,489,445)
Wages Payable	9,574,208	8,197,012
Notes Payable
Rent / Leases — Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	45,929,429	47,213,511
TOTAL POSTPETITION LIABILITIES	$45,269,873	$70,981,206
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	32,734,478	—
TOTAL PRE-PETITION LIABILITIES	$32,734,478	$—
TOTAL LIABILITIES	$78,004,351	$70,981,206
OWNER EQUITY
Capital Stock	470,592,994	470,592,994
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings — Pre-Petition	(18,714,695)	(18,714,695)
Retained Earnings — Postpetition	(53,226,966)	(27,067,242)
Adjustments to Owners Equity (attach schedule)	17,193,525	17,654,646
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$415,844,858	$442,465,703
TOTAL LIABILITIES AND OWNER'S EQUITY	$493,849,208	$513,446,909

* "Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
BALANCE SHEET — continuation sheet
December 31, 2001

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
	193,873,481	192,206,777
Other Current Assets	193,873,481	192,206,777
Other Assets
Intangible Assets	13,459,475	14,051,075
Officer advances	10,164	30,938
Sample Inventory	6,680	6,680
Marketable securities	25,000	25,000
Note receivable	(23)	(23)
CSV — Life insurance	126,341	1,202,742
Security deposits	326,845	287,341
Other assets — miscellaneous	10,310	5,748
Deferred taxes — non current	2,717,076	2,717,076
Investments	215,183,826	215,256,766
Other Assets	231,865,693	233,583,342
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable-unvouchered receipts	1,987,557	574,217
Accounts payable — rebates receivable	(1,220,925)	(1,314,249)
Accounts payable — manual	7,668,645	9,916,853
Customer deposit	1,746,052	4,882,994
Accrued interest	(44,291)	4,742
Accrued WIP costs	741,449	—
Accrued expenses other	5,829,653	6,375,859
Due to Related Parties	15,000	—
Deferred Taxes — current	972,278	972,278
S/T Restructuring Reserve	6,299,576	9,213,061
Term loans	—	—
Line of credit	21,794,848	15,272,006
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	119,133	1,295,295
Deferred liabilities — other	20,455	20,455
Deferred payments — acquisitions	—	—
Deferred taxes — non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	45,929,429	47,213,511
Adjustments to Owner Equity
Unamortized compensation — SE	(935,620)	(1,035,620)
Cumulative translation adjustment	(851,213)	(290,092)
CTA — forecast category only	—	—
Retained Earnings — Other	18,980,358	18,980,358
Adjustments to Owner Equity	17,193,525	17,654,646

HALO Industries, Inc.
December 2001

Case #01-10000 (HALO Industries DIP)

Exhibit G—Schedule of Consolidated Post-Petition Tax Filings & Tax Payments (MOR#4)

In re HALO Industries, Inc.	Case No. 01-10000
Debtor	Reporting Period: Dec. 2001

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Tax Ending Liability
Federal
Withholding
FICA—Employee
FICA—Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

See Exhibit G

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

See Exhibit H

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

FORM MOR-4
(9/99)

* "Insider" is defined in 11 U.S.C. Section 101(31).

HA-LO INDUSTRIES, INC
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
December 1, 2001 to December 31, 2001

DATE SUBMITTED:	9/10/2002
DATE REQUIRED:	1/15/2002
Vendor #	Payable To/ Address	Total Amount of Check
64160	Alabama Department of Revenue Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199	$2,417.97
3839	Tax Trust Acct Sales Tax Division PO Box 830725 Birmingham, AL. 35283-0725	$324.38
	City of Arab Sales Tax Division P.O. Box 1324 Hartselle, AL 35640-1324	$15.58
	Baldwin County Sales & Use Tax Department P.O. Box 369 Foley, AL 36536	$28.05
65228	City of Birmingham P.O. Box 10566 Birmingham, AL 35296-0001	$5,371.94
	Cullman County 402 Arnold Street NE PO Box 1206 Cullman, AL 35056-1206	$32.42
66096	City of Decatur Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822	$4.75
CITYH	City of Huntsville City Clerk P.O. Box 040003 Huntsville, AL. 35804	$42.01
	Jefferson County Department of Revenue P.O. Box 830710 Birmingham, AL 35283-0710	$—
	Morgan County Sales Tax Office PO Box 1848 Decatur, AL. 35602	$—
65556	Colorado Department of Revenue Taxpayer Service Division 1375 Sherman Street Denver, CO 80261	$2,527.00
	City & County of Denver Department of Revenue, Treasury Division P. O. Box 17430 Denver, CO 80217-0430	$476.15

64194	Commissioner of Revenue Services Department of Revenue Services P.O. Box 5030 Hartford, CT 06102-5030	$6,357.74
	State Tax Commission PO Box 76 Boise, ID 83707	$2,936.12
61177	Massachusetts Department of Revenue P.O. Box 7039 Boston, MA 02204	$2,275.93
63050	Minnesota Department of Revenue Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622	$5,370.00
65295	New Jersey Sales Tax CN-999 Trenton, NJ 08646-0999	$15,592.46
63239	NYS Sales Tax Processing General Post Office PO Box 1208 New York, NY 10116-1208	$27,539.41
64193	South Carolina Tax Commission SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102	$5,043.63
61175 note new address	Virginia Department of Taxation Processing Services Division PO Box 26626 Richmond, VA 23261-6626	$3,886.81
22156	State of Washington Department of Revenue PO Box 34051 Seattle, WA 98124-1051	$8,030.52
16090 Qtrly	City of Bellevue P.O. Box 34372 Seattle, WA 98124-1372	$—
		$88,272.87
EFT's	NO CHECKS ARE REQUIRED	EFT's
	California Board of Equalization	$126,988.00
	Florida Dept of Revenue	$13,120.59
	Georgia Dept of Revenue	$50,134.48
	Indiana Dept of Revenue	$3,697.97
Prepays 1/8/2002	Illinois Dept of Revenue	$39,129.00
Prepays 1/14/2002	Illinois Dept of Revenue	$39,129.00
Prepays 1/18/2002	Illinois Dept of Revenue	$39,129.00

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Prepays 1/30/2002	Illinois Dept of Revenue	$39,129.00
	Illinois Dept of Revenue	$—
	PA Dept of Revenue	$3,513.96
	Tennessee Department of Revenue	$6,268.00
	Texas Dept of Revenue	$73,652.32
	Wisconsin Department of Revenue	$2,171.22
14260	State of Michigan Dept 77802 Detroit, MI 48277-0003	$40,031.29
14259	North Carolina Department of Revenue PO Box 25000 Raleigh, NC 27640	$13,682.99
14259	North Carolina Department of Revenue Mecklenburg Public Transportation PO Box 25000 Raleigh, NC 27640	$342.59
3568	Treasurer of State of Ohio P.O. Box 16560 Columbus, OH 43266-00600	$26,698.34

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QuickLinks

December 2001 Consolidated HALO DIP
December 2001 Consolidated Statement of Operations
December 2001 Consolidated Balance Sheet
December 2001 Schedule of Consolidated Post–Petition Tax Filings & Tax Payments